UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

The Elmet Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-43245	33-1881598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Fore Street, Suite 301

Portland, Maine 04101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 518-6791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On September 3, 2026, The Elmet Group Co. (“we,” “us,” “our,” or the “Company”), through its wholly owned subsidiary, Elmet Technologies LLC (“Elmet Tech”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with OSRAM GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung or GmbH) duly organized and existing under the laws of the Federal Republic of Germany (the “Seller”), pursuant to which Elmet Tech agreed to purchase substantially all of the assets and rights associated with the Seller’s metal production operations located in Schwabmünchen, Germany, pertaining to the Seller’s manufacturing and distribution of, among other things, metal pre-materials and metal products from tungsten and molybdenum metals required for various forms of lighting solutions, such as metal powders, rods, heavy wire, fine wire, electrodes and other formed parts (the “Business”), and assume certain of the Seller’s liabilities, including employee and pension liabilities, and contractual relationships exclusively entered into or pertaining to the Business (the “Assumed Liabilities”), as such terms are set forth in the Purchase Agreement (the “Transaction”). The purchase price will be determined at the closing of the Transaction (the “Closing”) pursuant to the purchase price formula and adjustment provisions as set forth in the Purchase Agreement, which generally consists of the aggregate of (i) a fixed amount of negative €18 million, (ii) plus certain pension assets, (iii) minus the amount of the defined benefit obligation for certain pension liabilities, (iv) minus a restructuring prepayment in the amount of €1 million, (v) plus the amount, if any, by which the Working Capital (as defined in the Purchase Agreement) of the Business on the first day of the calendar month of the Closing (the “Effective Date”) exceeds €3.875 million, (vi) minus the amount, if any, by which the Working Capital of the Business on the Effective Date falls below €3.875 million.

The Purchase Agreement contains certain representations, warranties and covenants of each of Elmet Tech and the Seller, including covenants by the Seller relating to the operation of the Business prior to the Closing. Elmet Tech will not acquire the real property on which the Business is operated in the Transaction, and the Seller will retain ownership of such real property and continue to operate, on the same premises, the portion of its business that is not being sold pursuant to the Transaction.

Each of Elmet Tech and the Seller has agreed to indemnify the other for certain losses arising out of breaches of fundamental representations and covenants and for certain losses arising out of retained liabilities or assumed liabilities, as applicable, subject to customary limitations.

The consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including required regulatory and anti-trust approvals and the absence of any law or judgment preventing the Closing. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject, with specified exceptions, to customary materiality standards) and the other party’s performance of its covenants and agreements in all material respects. The parties’ obligation to consummate the Transaction is also subject to a condition that, since the date of the Purchase Agreement, there has not been a “Material Adverse Change,” as defined in the Purchase Agreement. The parties have agreed to certain efforts and obligations to promptly obtain the antitrust and other regulatory approvals required for the Transaction.

Furthermore, the parties have agreed to the following additional closing conditions:

●	Seller shall have conducted a separation of the Business from the remainder of the Seller’s business that is being retained;

●	Seller shall initiate a certain reduction in the workforce operationally assigned to the Business as of December 31, 2027, for which associated costs are borne by the Seller;

●	Elmet Tech must provide its signed contractual trust agreement (“CTA”) documents and independent expert confirmation that Elmet Tech’s CTA protects the pension benefits of the relevant Business employees, whose employment relationships shall be transferred to Elmet Tech from the Seller, at least as well as the Seller’s CTA; and

●	Elmet Tech shall have ensured all Business employees transferred in the Transaction are covered by collective bargaining and enter into a binding agreement with the works council of the Seller.

The Company expects to close the Transaction in the first quarter of its 2027 fiscal year.

Subject to the Closing, the Seller shall grant Elmet Tech a vendor loan in the aggregate principal amount of €2,500,000, which shall bear no interest (the “Vendor Loan”) and provide funding of the Vendor Loan on the closing date of the Transaction. The Vendor Loan shall be repaid in two equal installment payments within twelve months of the Effective Date, with the first installment due and payable six months following the Effective Date and the second and final installment due and payable twelve months following the Effective Date.

The Purchase Agreement provides withdrawal rights for Elmet Tech and the Seller under certain circumstances, including, subject to certain conditions, an uncured material breach by the other party or if the Transaction is not consummated by June 30, 2027. If the Seller withdraws from the Purchase Agreement due to Elmet Tech’s failure to consummate the Transaction under certain circumstances, Elmet Tech will be required to pay the Seller liquidated damages of €1,350,000 in cash.

In connection with the Transaction, the parties also intend to enter into a framework contract manufacturing agreement and related project agreements, a lease agreement, a transitional services agreement and certain other ancillary agreements at the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference. The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable for securities law purposes and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.

Item 7.01. Regulation FD Information.

On September 8, 2026, the Company issued a press release announcing the Transaction with the Seller. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in Item 7.01 of this Current Report on Form 8-K as well as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Risk Factors

The Company’s business, prospects, financial condition and results of operations, as well as the price of the Common Stock, can be affected by a number of factors, whether currently known or unknown, including those described in the section entitled “Risk Factors” our Registration Statement on Form S-1 (File No. 333-294725), as amended and supplemented (the “IPO Registration Statement”), and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on April 22, 2026 and Part II, Item 1A. “Risk Factors” in our Quarterly Reports on Form 10-Q for the quarters ended April 3, 2026 and July 3, 2026 (the “Form 10-Qs”). When any one or more of these risks materialize from time to time, the Company’s business, prospects, financial condition and results of operations, as well as the price of the Common Stock, can be materially and adversely affected.

The Company is supplementing the risk factors previously disclosed in the Company’s IPO Registration Statement and Form 10-Qs with the risk factors relating to the Transactions set forth below.

Risks Related to the Transaction

The purchase price for the Transaction is not currently determinable. The final purchase price we pay at the Closing will be determined by a number of factors, some of which, including the price of tungsten, will be outside of our control. The final purchase price may differ from our pre-Closing expectations, which if the difference is significant, could materially affect our financial results.

The final purchase price we pay for the Transaction will not be determined until the Closing and will be determined in accordance with a purchase price formulation detailed in the Purchase Agreement, which includes factors outside of our control. For example, part of the value that will be ascribed to the Business at the Closing is the current inventory of the Business, which includes significant amounts of Ammonium Paratungstate, molybdenum powder, work in process and finished goods that will be valued at prevailing market prices. The international tungsten market has seen significant volatility in recent years, with prices surging from $330 per metric ton unit on January 1, 2025, to over $3,000 per metric ton unit on March 31, 2026, an increase of over 800%. If the price of tungsten were to significantly increase, or the value of any of the factors of the purchase price formulation were to significantly change between the date hereof and Closing, it could result in a significant increase in the purchase price for the Transaction. If the purchase price for the Transaction were to significantly increase above our current expectations, among other things, the Transaction may become economically unviable, forcing us to abandon the Transaction and potentially pay liquidated damages to the Seller, or, if we consummate the transaction it may take us longer than anticipated to obtain the anticipated benefits from the Transaction, if we are able to obtain a benefit at all. Whether the Transaction is consummated or abandoned, any significant increase to the purchase price for the Transaction could have a material adverse impact on our business, liquidity position, financial condition and results of operations.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “will,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These forward-looking statements include statements with respect to the Transaction, including Transaction timeline, potential payments which may become payable to the Seller, Transaction financing and Elmet Tech providing CTA protection and collective bargaining to certain employees of the Business. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s filings with the SEC, including the Company’s IPO Registration Statement, as amended and supplemented as of the date hereof, the Company’s Form 10-Qs, and other filings with the SEC, which factors are incorporated herein by reference. In addition, such risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the consummation of the Transaction; the possibility that any or all of the conditions to the consummation of the Transaction may not be satisfied or waived, including failure to receive required regulatory approvals; risks that the Company may not be able to benefit from the Transaction as currently anticipated, or at all; and risks relating to potential diversion of management attention away from the Company’s ongoing business operations and potential cash liabilities. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished or filed, as applicable, herewith:

Exhibit No.	Description
2.1*#	Asset Purchase Agreement, dated September 3, 2026, by and between Elmet Technologies LLC and OSRAM GmbH
99.1^	Press Release, dated September 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

#	Pursuant to Item 601(a)(6) of Regulation S-K, certain portions of the Purchase Agreement (identified therein by “[*]”) have been omitted from this Current Report on Form 8-K.

^	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2026	The Elmet Group Co.

	By:	/s/ Peter V. Anania
	Name:	Peter V. Anania
	Title:	Chief Executive Officer and Chairman

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